UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 16, 2004

                                 MILACRON INC.
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           (Exact name of registrant as specified in its charter)

        Delaware                   1-8475                      31-1062125

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   (State or other       (Commission File Number)           (IRS Employer
    jurisdiction of                                      Identification No.)
    incorporation)


       2090 Florence Avenue, Cincinnati, Ohio                   45206
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   (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code: (513) 487-5000


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On April 16, 2004, Milacron Inc. issued a press release announcing that holders of its Series A Notes, Glencore Finance AG and Mizuho International plc, have exercised their rights to convert $30 million of Series A Notes into 15 million shares of Milacron Inc. common stock. A copy of the press release is filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits:

Exhibit No.            Description
------------------     ----------------------------------------------------
99.1                   Press release issued by Milacron Inc. on April 16, 2004.




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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           MILACRON INC.

Date: April 16, 2004       By: /s/ Robert P. Lienesch
                           ------------------------------------------------
                           Robert P. Lienesch
                           Vice President - Finance and Chief Financial Officer





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                                 EXHIBIT INDEX

Exhibit  No.        Description
---------------     -----------------------------------------------------------
99.1                Press release issued by Milacron Inc. on April 16, 2004.